UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

Hancock Whitney Corporation

(Exact name of Registrant as Specified in Its Charter)

Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hancock Whitney Plaza 2510 14th Street
Gulfport, Mississippi		39501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (228) 868-4727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $3.33 PAR VALUE	HWC	The Nasdaq Stock Market LLC
6.25% SUBORDINATED NOTES	HWCPZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 26, 2023, the Board of Directors (the “Board”) of Hancock Whitney Corporation (the “Company”) declared an 11% increase in the regular first quarter 2023 cash dividend. The annual cash dividend payable increased to $1.20 per share, compared with the previous annual cash dividend of $1.08 per share. The quarterly cash dividend of $0.30 per share is payable on March 15, 2023 to shareholders of record as of March 6, 2023. The Company has paid uninterrupted quarterly dividends to shareholders since 1967.

Additionally, on January 26, 2023, the Board authorized a stock buyback program (the “Stock Buyback Program”) pursuant to which the Company may, from time to time, purchase up to 4,297,000 shares of its outstanding common stock (approximately 5% of the shares of common stock outstanding as of December 31, 2022). The shares may be repurchased in the open market, by block purchase, through accelerated share repurchase plans, in privately negotiated transactions or otherwise, in one or more transactions, from time to time, depending upon market conditions and other factors, and in accordance with applicable regulations of the Securities and Exchange Commission. The Stock Buyback Program has an expiration date of December 31, 2024 and does not obligate the Company to purchase any shares. The Stock Buyback Program may be terminated or amended by the Board at any time prior to the expiration date.

A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Description

99.1 Press Release dated January 26, 2023

104 Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

Date:	January 26, 2023	By:	/s/ Michael M. Achary
Michael M. Achary Chief Financial Officer